UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest
event reported)  September 18, 2013

East West Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24939	95-4703316
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

135 N. Los Robles Ave, 7th Floor, Pasadena, California 91101

(Address of principal executive offices and zip code)

(626) 768-6000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 18, 2013, East West Bancorp (the “Company”) and MetroCorp Bancshares, Inc. (“MetroCorp”) announced that they had entered into a definitive agreement, dated as of September 18, 2013, pursuant to which MetroCorp will merge with and into the Company (the “Merger”).  A copy of the joint press release relating to the Merger is attached hereto as Exhibit 99.1.  A copy of the Agreement and Plan of Merger is attached hereto as Exhibit 99.2.

Forward-Looking Statements

This filing contains certain forward-looking information about East West Bancorp, Inc., MetroCorp Bancshares, Inc., and the combined company after the close of the merger that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical fact are forward-looking statements.  In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning.  You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about East West, MetroCorp and the combined company.  Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of East West, MetroCorp and the combined company.  Forward-looking statements speak only as of the date they are made and we assume no duty to update such statements.   In addition to factors previously disclosed in reports filed by East West and MetroCorp with the SEC, risks and uncertainties for each institution and the combined institution include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of MetroCorp’s operations with those of East West will be materially delayed or will be more costly or difficult than expected; the inability to close the merger in a timely manner; the inability to complete the merger due to the failure of MetroCorp shareholders to adopt the merger agreement; diversion of management’s attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the merger, including receipt of required regulatory and other approvals; the failure of the proposed merger to close for any other reason;  the risk that integration of MetroCorp’s operations with those of East West will be materially delayed or will be more costly or difficult than expected; the challenges of integrating and retaining key employees; the effect of the announcement of the merger on East West’s, MetroCorp’s or the combined company’s respective customer relationships and operating results; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations.

Important Information About the Proposed Merger and Where to Find It

In connection with the proposed transaction, East West intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement/prospectus with respect to the proposed acquisition of MetroCorp.  The final proxy statement/prospectus will be mailed to the shareholders of MetroCorp in advance of a special meeting of shareholders that will be held to consider the proposed merger.  INVESTORS AND SECURITY HOLDERS OF METROCORP ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY, INCLUDING ANY DOCUMENTS PREVIOUSLY FILED WITH THE SEC AND INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS, WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING EAST WEST, METROCORP AND THE PROPOSED MERGER.  Investors will be able to obtain a free copy of the registration statement and proxy statement/prospectus, as well as other filings containing information about East West and MetroCorp (including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q), without charge, at the SEC’s website at http://www.sec.gov/.  Investors may also obtain these documents, without charge, from East West’s website at http://www.eastwestbank.com or by contacting East West’s investor relations department at (626) 768-6800 or from MetroCorp’s website at https://www.metrobank-na.com or by contacting MetroCorp’s investor relations department at (713) 776-3876.

Participants in a Solicitation

MetroCorp and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about the directors and executive officers of MetroCorp and their ownership of MetroCorp common stock is set forth in the Proxy Statement for MetroCorp’s 2013 Annual Meeting of Shareholders as previously filed with the SEC. Additional information regarding the interests of such participants in the proposed transaction will be included in the proxy statement/prospectus, when it becomes available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Joint Press Release, dated September 18, 2013, issued by East West Bancorp, Inc. and MetroCorp Bancshares, Inc.
99.2	Agreement and Plan of Merger by and between East West Bancorp, Inc. and MetroCorp Bancshares, Inc. dated September 18, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East West Bancorp, Inc.

	By	/s/ Douglas P. Krause
	Name:	Douglas P. Krause, Esq.
	Title:	Executive Vice President and General Counsel
Date: September 18, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release, dated September 18, 2013, issued by East West Bancorp, Inc. and MetroCorp Bancshares, Inc.
99.2	Agreement and Plan of Merger by and between East West Bancorp, Inc. and MetroCorp Bancshares, Inc., dated September 18, 2013.